UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

BLACK HAWK EXPLORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-131048
(Commission File Number)

N/A
(IRS Employer Identification No.)

8391 Beverly Blvd., #305 Los Angeles, CA 90048
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 323-275-8475

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 10, 2008 Garrett Ainsworth resigned as director and president.  On September 10, 2008 Sterling Mcleod was elected director and appointed president.  Mr. Mcleod is a mining engineer working with Shell Canada in Alberta, Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2008

BLACK HAWK EXPLORATION

/s/ Sterling Mcleod
Sterling Mcleod,
President & Director